SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2016

Albany Molecular Research, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35622	14-1742717
(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle, Albany, NY	12212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with Albany Molecular Research, Inc.’s (the “Company”) proposed purchase of 100% of the capital stock of Prime European Therapeuticals S.p.A. – Euticals (“Euticals”), a description of which was previously included in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 6, 2016, attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and incorporated herein by reference are the audited 2014 and 2015 year-end consolidated financial statements of Lauro Cinquantasette Group (“Lauro”), and attached as Exhibits 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K and incorporated herein by reference is additional financial information regarding Lauro and Euticals.

The shares to be issued as partial consideration for the Company’s proposed purchase of 100% of the capital stock of Euticals (the “Consideration Shares”) are proposed to be offered and sold outside the United States to an eligible investor pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). The Consideration Shares have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to purchase, the shares in any jurisdiction in which such offer or solicitation would be unlawful.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1*#	Lauro Cinquantasette Group Consolidated Financial Statements as of and for the fiscal year ended December 31, 2014

99.2*#	Lauro Cinquantasette Group Consolidated Financial Statements as of and for the fiscal year ended December 31, 2015

99.3#	Reconciliation of Lauro Cinquantasette Group 2013 Consolidated Financial Statements to Euticals 2013 Consolidated Financial Statements

99.4#	Reconciliation of Lauro Cinquantasette Group 2014 Consolidated Financial Statements to Euticals 2014 Consolidated Financial Statements

99.5#	Reconciliation of Lauro Cinquantasette Group 2015 Consolidated Financial Statements to Euticals 2015 Consolidated Financial Statements

99.6#	Euticals Adjusted EBITDA Reconciliation

*	Represents a translation of audited financial statements originally issued in Italian and prepared in accordance with International Financial Reporting Standards. In the event of a discrepancy, the Italian-language version prevails.

#	These financial statements are presented on the basis of International Financial Reporting Standards. Certain accounting practices applied by Lauro or Euticals that conform with International Financial Reporting Standards may not (do not) conform with generally accepted accounting principles in other countries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

May 20, 2016	By:	/s/ Lori M. Henderson
Name: Lori M. Henderson
Title: Senior Vice-President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*#	Lauro Cinquantasette Group Consolidated Financial Statements as of and for the fiscal year ended December 31, 2014

99.2*#	Lauro Cinquantasette Group Consolidated Financial Statements as of and for the fiscal year ended December 31, 2015

99.3#	Reconciliation of Lauro Cinquantasette Group 2013 Consolidated Financial Statements to Euticals 2013 Consolidated Financial Statements

99.4#	Reconciliation of Lauro Cinquantasette Group 2014 Consolidated Financial Statements to Euticals 2014 Consolidated Financial Statements

99.5#	Reconciliation of Lauro Cinquantasette Group 2015 Consolidated Financial Statements to Euticals 2015 Consolidated Financial Statements

99.6#	Euticals Adjusted EBITDA Reconciliation

*	Represents a translation of audited financial statements originally issued in Italian and prepared in accordance with International Financial Reporting Standards. In the event of a discrepancy, the Italian-language version prevails.

#	These financial statements are presented on the basis of International Financial Reporting Standards. Certain accounting practices applied by Lauro or Euticals that conform with International Financial Reporting Standards may not (do not) conform with generally accepted accounting principles in other countries.